Exhibit 32.1


			 CERTIFICATION PURSUANT TO
			  18 U.S.C. SECTION 1350,
			  AS ADOPTED PURSUANT TO
	       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Legg Mason, Inc.
(the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Raymond A. Mason, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



DATE:  August 7, 2003                       /s/Raymond A. Mason
					    Raymond A. Mason
					    Chief Executive Officer